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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15 (d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934




   Date of Report (Date of earliest event reported): March 30, 1998
                                                    (March 30, 1998)




                                     CIBER, INC.
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)



        Delaware                     0-23488                    38-2046833
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(State or other jurisdiction      (Commission              (IRS Employer
       of incorporation)           File Number)             Identification No.)



5251 DTC Parkway, Suite 1400, Englewood, Colorado               80111
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 (Address of principal executive offices)                    (Zip Code)



        Registrant's telephone number, including area code:  (303) 220-0100
                                                           ------------------

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                                    CIBER, INC.
                      INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS.

     The supplemental consolidated financial statements included in exhibit 99.1, have been restated to reflect poolings of interests business combinations occurring through March 2, 1998. These restated financial statements are provided pursuant to item 10 of the requirements of Form S-4, which requires that such restated financial statements be provided upon the cumulative significance of poolings of interests business combinations exceeding a certain threshold. The accompanying supplemental consolidated financial statements have also been restated for the two-for-one stock split payable March 31, 1998.

ITEM 7 (c). EXHIBITS.

23.1      Consent of KPMG Peat Marwick LLP.

99.1      Supplemental consolidated financial statements.




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   CIBER, INC.



Date:     March 30, 1998           By:  /s/ Christopher L. Loffredo
                                      ------------------------------
                                        Christopher L. Loffredo
                                        V.P./Chief Accounting Officer